                                 Exhibit 10.24
                                 -------------

                               ROSE HILLS COMPANY
                        Phantom Equity Appreciation Plan


          SECTION 1.  Purpose.  The purpose of this Rose Hills Company Phantom
                      -------
Equity Appreciation Plan is to promote the interests of the Company and its stockholders by (i) attracting and retaining exceptional officers and other key employees and consultants of the Company and its Affiliates; (ii) motivating such individuals to maximize stockholder value by awarding bonus opportunities based upon future appreciation in the value of the Company.

          SECTION 2.  Definitions.  As used in the Plan, the following terms
                      -----------
shall have the meanings set forth below:

               "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by, or controls or is under common control with, the Company and (ii) any equity in which the Company has a significant equity interest, in either case as determined by the Committee.

          "Award" shall mean any bonus award made under Section 6 of the Plan.

          "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

          "Base Amount" shall mean the product of the Company's EBITDA for 1997 multiplied by six minus the sum of (i) the Company's total long term and short term liabilities, (ii) capital lease payments and (iii) payments to former owners of the Company (each as reflected on the Company's 1997 year-end balance sheet).

            . "Consolidated Cash Flow" has the meaning ascribed to such term in the Indenture dated November 15, 1996, between the Rose Hills Company and United States Trust Company of New York, as trustee.

            . "Consolidated EBITDA for 1997 and 1999" shall be reduced by the pro forma effect of the Securities and Exchange Commission's Staff Accounting Bulletin 101. Consolidated EBITDA for 1999 shall be reduced by revenue recognized pursuant to the Buddhist Complex Development and Use Agreement.

            . "EBITDA" shall mean, for any period the amount of Consolidated Cash Flow calculated for the Rose Hills Company on a consolidated basis for the relevant period less the effect of changes in accounting subsequent to 1999.

          "Beneficial Owner" shall mean a "beneficial owner", as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

          "Blackstone" shall mean Blackstone Capital Partners II Merchant Banking Fund L.P., Blackstone Offshore Capital Partners II L.P. and Blackstone Family Investment Partnership II L.P.

          "Board" shall mean the Board of Directors of the Company.

          "Bonus Pool" has the meaning specified in Section 5(a).

          "Cause" shall mean "Cause" as defined in any employment agreement in effect between a Participant and the Company at the time of determination or, if not defined therein or if there shall be no such agreement, then (i) conviction of the Participant, by a court of competent jurisdiction of, or Participant's plea of guilty or nolo contendere to, a felony under the laws of the United States or any state thereof; (ii) misappropriation by the Participant of the Company's funds; (iii) willful misconduct or gross negligence by the Participant in the performance of the Participant's duties to the Company that is materially detrimental to the Company; or
     (iv) the commission by the Participant of an act of proven fraud with respect to the Company.

          "Change in Control" shall mean (i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) or (ii) any person or group, which is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise. An ownership by Loewen and/or its affiliates of greater than 50% of the voting stock of the Company or a control by Loewen and/or its affiliates of the Company's Board shall be automatically deemed a Change of Control.

          "Committee" shall mean a committee of the Board designated by the Board to administer the Plan, consisting of one representative of Loewen, one representative of Blackstone, and one representative of Rose Hills Company's management. The initial representatives shall be Michael Weedon, Chinh Chu, and Dillis Ward, with Chinh Chu acting as Chair.

          "Company" shall mean Rose Hills Company, together with any successor thereto.

          "Disability" shall mean "Disability" as defined in any employment agreement in effect between a Participant and the Company at the time of determination or, if not defined therein or if there shall be no such agreement, then the inability of the Participant to perform his duties to the Company on account of physical or mental illness for a period of six
     (6) consecutive full months, or for a period of nine (9) full months during any eighteen (18) month period.

          "Effective Date" shall mean January 1, 2000.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean, on a given date, (i) if there should be a public market for the Shares on such date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of either National Association of Securities Dealers Automated Quotation National Market System, New York Stock Exchange, American Stock Exchange, on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or if no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or if no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding on which sales of the Shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Board in good faith.

          "Good Reason" shall mean "Good Reason" as defined in any employment agreement in effect between a Participant and the Company at the time of determination or, if not defined therein or if there shall be no such agreement, then, the Company's failure to pay a Participant, when due, any material amount of compensation otherwise payable to such Participant, which failure is not cured by the Company within 30 days following the Company's receipt of written notice from the Participant describing such failure.

          "Loewen" shall mean Loewen Group International and The Loewen Group, Inc.

          "Participant" shall mean any individual designated in Section 4 as being eligible for an Award under Section 6 and selected by the Committee to receive an Award under the Plan.

          "Payment Date" shall mean the date on which a Participant is entitled to receive a payment in respect of the Vested Portion of an Award pursuant to the terms of an Award Agreement.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Plan" shall mean this Rose Hills Company Phantom Equity Appreciation Plan.

          "Realization Amount" shall mean the product of the Company's EBITDA for calendar year ending immediately prior to the Realization Date multiplied by six minus the sum of (i) the Company's total long term and short term liabilities, (ii) capital lease payments and (iii) payments to former owners of the Company (each as reflected on the Company's year-end balance sheet for the calendar year ending immediately prior to the Realization Date).

          "Realization Date" shall mean the earlier to occur of (i) the fourth anniversary of the Effective Date or (ii) a Change in Control.

          "Shares" shall mean the common shares of the Company, [$.01] par value, or such other securities of the Company into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of share or other similar transaction.

          "Vested Portion" has the meaning specified in Section 6(b).

          SECTION 3.  Administration.
                      --------------

          (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the terms and conditions of any Award consistent with the provisions of the Plan, (iii) waive any terms or conditions of an Award (including, without limitation, accelerating or waiving any vesting conditions); (iv) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, or other securities, other Awards or other property, or canceled forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (v) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

          (b) Unless otherwise expressly provided in the plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

          (c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

          SECTION 4.  Eligibility.  Any officer or other key employee or
                      -----------
consultant to the Company or any of its Subsidiaries (including any prospective officer, key employee or consultant) shall be eligible to be designated a Participant.

          SECTION 5.  Bonus Pool.
                      ----------

          (a) The Company shall establish a bonus pool (the "Bonus Pool") the aggregate amount of which shall be equal ten (10) percent of the excess of (i) the Realization Amount over the (ii) the Base Amount. The amount of the Bonus Pool shall be calculated on the Realization Date and shall be subject to payment in respect of the Vested Portion of the Awards pursuant to Section 6(d).

          (b) Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines that any extraordinary dividend or other distribution, recapitalization, reorganization, merger, consolidation, issuance of warrants, sale of Company securities or other similar corporate transactions or event affects the Company such that an adjustment is determined by the Committee in good faith to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefit intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the manner in which the Bonus Pool shall be calculated for purposes of the Plan.

          SECTION 6.  Awards
                      ------

          (a) Grant and Form of Awards.  From time to time, prior to the
              ------------------------
Realization Date, the Committee may make Awards to Participants under the Plan which shall be evidenced by an Award Agreement. Awards may be expressed as a right, subject to satisfaction of the terms and conditions of the Award, to receive a stipulated percentage of the Bonus Pool, a specific dollar amount, or an amount derivable by formula (as applicable, the "Bonus Opportunity"); provided that in no event may the aggregate of all Bonus Opportunities (i.e., dollar amount potentially receivable under all Awards issued under the Plan) exceed 100% of the Bonus Pool. In the event that all or any portion of an Award is forfeited, the amount potentially receivable under the portion of such forfeited Award shall cease to constitute a part of the Bonus Pool and shall not increase the amount otherwise payable to any other Participant.

          (a)  Vesting of Awards.  Awards shall be subject to such vesting and
                -----------------
 other conditions as may be established by the Committee in the Award Agreement evidencing such Award. The portion of an Award which becomes vested as set forth in an Award Agreement (or as otherwise provided by the Committee) is herein referred to as the "Vested Portion."

          (b)   Effect of Termination of Employment.  Notwithstanding any other
                -----------------------------------
 provision of the Plan, in the event of a Participant's termination of employment for any reason, the unvested portion of the Award, if any, shall be forfeited, but the Participant shall continue to be entitled to payment in respect of the Vested Portion of the Award on the Payment Date.

          (c)  Payment of Awards.  The Vested Portion of any Award not
               -----------------
previously forfeited by a Participant shall be valued on the Realization Date based upon the amount of the Bonus Pool and the Participant's Bonus Opportunity and shall be paid to such Participant as promptly as practicable following the Realization Date.

          (d)  Form of Payment.  Payment in respect of the Awards may be paid
               ---------------
in cash or previously Shares with a Fair Market Value equal to the cash otherwise payable with respect to such Award, provided, however, the Company will use its best efforts to pay the awards in cash. Any Participant receiving Shares shall, as a condition to receiving Shares, execute a shareholders agreement which in form and substance shall be reasonably acceptable to the Committee and shall include, without limitation, transfer restrictions, Company call rights, "drag along" rights, and piggyback registration rights with respect to such Shares.

          (e)  Events of Default.  In the event that payment by the Company in
               -----------------
respect of any Award (or portion thereof) would constitute an event of default for purposes of any Company credit facility or other indebtedness then outstanding or would cause the Company to suffer a substantial financial hardship, as the Committee shall in its good faith discretion determine, the Company shall have the right to (i) delay payment in respect of such Awards until twenty (20) days following the date on which such default or substantial financial hardship ceases to exist and (ii) satisfy its payment obligations in respect of such Award by delivery of a subordinated promissory note, payable over five years and bearing interest at the prime rate of interest as in effect on the Realization Date.

          SECTION 7.  Amendment and Termination.
                      -------------------------

          (a) Amendment to the Plan.  The Board may amend, alter, suspend,
              ---------------------
discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

          (b)  Amendments to Awards.  The Committee may waive any conditions or
               --------------------
rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively, provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

          SECTION 8.  General Provisions.
                      ------------------

          (a) Nontransferability.  No Award may be assigned, alienated, pledged,
              ------------------
attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (b) No Rights to Awards.  No Participant or other Person shall have
              -------------------
any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

          (c)  Share Certificates.  All certificates for Shares or other
               ------------------
securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (d)  Withholding.  A Participant may be required to pay to the
               -----------
Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

          (e)  Award Agreements.  Each Award hereunder shall be evidenced by
               ----------------
an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

          (f)  No Limit on Other Compensation Arrangements.  Nothing contained
               -------------------------------------------
in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

          (g)  No Right to Employment.  The grant of an Award shall not be
               ----------------------
construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (h)  No Rights as Stockholder.  Subject to the provisions of the
               ------------------------
applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any shares to be distributed under the Plan until he or she has become the holder of such Shares.

          (i)  Governing Law.  The validity, construction, and effect of the
               -------------
Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York, without regard to conflict of laws provisions thereof.

          (j)  Severability.  If any provision of the Plan or any Award is or
               ------------
becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (k)  Other Laws.  The Committee may refuse to issue or transfer any
               ----------
Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

          (l)  No Trust or Fund Created.  Neither the Planner nor any Award
               -------------------------
shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (m)  No Fractional Shares.  No fractional Shares shall be issued or
               --------------------
delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          (n)  Headings.  Headings are given to the Sections and subsections
               --------
of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          SECTION 9.  Term of the Plan
                      ----------------

          (a)    Effective Date.  The Plan shall be effective January 1, 2000.
                 --------------
          (b)    Expiration of  Plan and Termination of Awards.  The Plan shall
                 ---------------------------------------------
terminate on December 31, 2003, subject only to the Company's satisfaction of its payment obligation with respect to any then outstanding Awards.

                 PHANTOM EQUITY APPRECIATION PLAN AWARD AGREEMENT



[Name]
c/o Rose Hills Company
[Address]



Dear ____________:

     Rose Hills Company (the "Company") has adopted the Rose Hills Company Phantom Equity Appreciation Plan (the "Plan") as a means of attracting and retaining exceptional officers and other key employees and consultants of the Company and its affiliates and motivating such individuals to maximize stockholder value by awarding bonus opportunities based upon appreciation in the value of the Company. Capitalized terms used herein without definition shall have the respective meanings specified in the Plan.

     You have been selected by the Plan Committee to receive the Award evidenced by this Award Agreement, which Award shall be subject to the terms hereof and the terms of the Plan (the provisions of which are incorporated herein by reference).

       1.  Bonus Opportunity
           -----------------
           Subject to the terms and conditions set forth in this Award Agreement, you have the right to receive a Bonus Opportunity in the amount of $________.

       2.  Vesting
           -------
       Your Bonus Opportunity will vest effective upon and concurrent with the closing of the acquisition by Lowen Group International, Inc. (collectively with its affiliates, "Loewen"), from Blackstone Capital Partners II Merchant Banking Fund, L.P. and its affiliates (collectively, "Blackstone"), of all shares of Rose Hills Holdings Corp. ("Parent"), the corporate parent of the Company, held by Blackstone (the "Acquisition Transaction"); provided, however, that the Acquisition Transaction closes
                      --------  -------
       on or before December 31, 2001 (the "Expiration Date"). If the Acquisition Transaction does not close on or before the Expiration Date, this Award Agreement, and the Award evidenced hereby, shall terminate and be of no further force or effect as of January 1, 2002, and after such date, you will no longer have a right to receive the Bonus Opportunity specified in Section 1 above.

       3.  Effect of Termination of Employment
           -----------------------------------
           In the event your employment is terminated by the Company without Cause or by you for Good Reason prior to the closing of the Acquisition Transaction, and if the closing of the Acquisition Transaction occurs on or prior to the Expiration Date, the Bonus Opportunity shall be deemed to vest upon the closing of the Acquisition Transaction, and the Bonus Opportunity shall be payable in accordance with the terms hereof. If the Acquisition Transaction does not close on or before the Expiration Date, this Award Agreement, and the Award evidenced hereby, shall terminate and be of no further force or effect as of January 1, 2002, and after such date, you will no longer have a right to receive the Bonus Opportunity specified in Section 1 above.

       If your employment with the Company should terminate prior to the closing of the Acquisition Transaction for any reason or under any circumstances other than without Cause or for Good Reason, you shall forfeit your right to receive the Bonus Opportunity in its entirety.

       4.  Payment in Respect of Bonus Opportunity
           ---------------------------------------
           Your right to receive payment of the Bonus Opportunity under this Award Agreement is expressly conditioned upon the closing of the Acquisition Transaction on or prior to the Expiration Date and, except as otherwise provided in Section 3 above, your remaining employed by the Company through the closing date of the Acquisition Transaction. If the closing of the Acquisition Transaction occurs on or prior to the Expiration Date, and your right to receive payment has not otherwise been forfeited pursuant to Section 3 above, the Company shall pay the full amount of the Bonus Opportunity to you in cash (subject to any applicable tax or other required withholding obligation) as soon as practicable, and in any case, within five (5) business days following the closing date of the Acquisition Transaction.

       5.  Award Subject to Plan
           ---------------------
           By entering into this Award Agreement, you agree and acknowledge that you have received and read a copy of the Plan. This Award Agreement, and the Award evidenced hereby, is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

       6.  Absence of Other Awards; Entire Agreement Pertaining to Award
           -------------------------------------------------------------
       By entering into this Award Agreement, you acknowledge and agree that as of the date hereof:

          (i) the Award evidenced by this Award Agreement is the only Award that has been made to you under the Plan, and that you are not presently the holder or beneficiary of any other Award under the Plan; and

          (ii) you do not have a right (pursuant to any other Award Agreement, any employment agreement, any other contract or commitment, or otherwise) to receive any other Award or any additional Bonus Opportunity under the terms of the Plan.

       This Award Agreement contains the entire agreement with respect to the Award evidenced hereby, and supersedes any and all prior agreements or understandings with respect to any Awards made or to be made to you under the Plan. The provisions of this Section 6 and Section 7 below shall constitute an amendment to any employment or severance agreement between you and the Company that is in effect as of the date hereof.

       7. Consent to Termination of Plan upon Closing of Acquisition Transaction
          ----------------------------------------------------------------------
       You hereby acknowledge that the Board of Directors of the Company has taken action to terminate the Plan conditioned upon and concurrent with the closing of the Acquisition Transaction. You hereby consent to the termination of the Plan effective upon the closing of the Acquisition Transaction, subject to your right to receive payment of the Bonus Opportunity set forth in Section 1 hereof pursuant to the express terms of this Award Agreement. You hereby agree that, upon payment in full of the Bonus Opportunity set forth in Section 1 hereof in accordance with the terms of this Award Agreement, you shall have no further rights to receive Awards or payment of Bonus Opportunities under the Plan.

       8.  Counterparts
           ------------
           This Award Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

       Please indicate your acceptance of the foregoing terms and conditions by executing this Award Agreement in the space provided below.

                                    ROSE HILLS COMPANY


                                    By:________________________

                                    Name:______________________

                                    Title:_____________________

Agreed and acknowledged as of
this ___ day of ___, 2001:



________________________________
          Participant